SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934.

       Date of Report (Date of Earliest Event Reported): March 22, 2000

                              SNELLING TRAVEL, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


         Colorado                      0-26461               58-2368425
---------------------------      -----------------           ----------
(State of other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

                55 Pharr Road, No. A-207, Atlanta, Georgia      30305
                -------------------------------------------------------
               (Address of Principal Executive Offices)      (Zip Code)


        Registrant's telephone number including area code: (404) 841-0111
                                                            --------------


        (Former name or former address, if changed since last report): NA
                                                                       ---
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Item 1. CHANGES IN CONTROL OF REGISTRANT

          Not applicable.


Item 2. ACQUISITION OR DISPOSITION OF ASSETS

          Not applicable.


Item 3. BANKRUPTCY OR RECEIVERSHIP

          Not applicable.


Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 22, 2000, Snelling Travel, Inc. (the "Company"), as approved by the Board of Directors, engaged Ed Horton & Company, LLC as its principal accountant and independent auditors for the year ending December 31, 1999, and simultaneously accepted the resignation of Kish Leake & Associates, P.C. as its principal accountant and auditors. Kish Leak & Associates, P.C. stated as its reason for its resignation that it would no longer engage in providing audit services to public companies.

     The reports of Kish Leake & Associates, P.C. for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the Company's financial statements for the fiscal year ended December 31, 1998, and the period from inception (December 15, 1997) to December 31, 1997, there were no disagreements with Kish Leak & Associates, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of Kish Leake & Associates, P.C., would have caused Kish Leake & Associates, P.C. to make reference to the matter in their report. Further, there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested Kish Leake & Associates, P.C. to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter, dated March 28, 2000, is filed as Exhibit 1 to this Form 8-K.

     During the two most recent fiscal years and any subsequent interim period, the Company has not consulted Ed Horton & Company, LLC, regarding any matter requiring disclosure in this Form 8-K.


Item 5. OTHER EVENTS

          Not applicable.

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Item 6. RESIGNATION OF DIRECTORS

          Not applicable.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

          a.   Not applicable.

          b.   Not Applicable.

          c.   Exhibits.

               1. Letter, dated March 28, 2000, from former certifying accountant, Kish Leake & Associates, P.C.


Item 8. CHANGE IN FISCAL YEAR

          Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(a) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SNELLING TRAVEL, INC.

Date: March 27, 2000               By: /s/ Rollins C. Snelling, Jr.
                                      ----------------------------------
                                           Rollins C. Snelling, Jr., President



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EXHIBIT INDEX

Exhibit

Number                     Description

 1 Letter from Kish Leake & Associates, P.C., dated March 28, 2000